1 1 JP Morgan Aviation, Transportation and Industrials Conference MARCH 15, 2017

2 2 SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our ability to implement our growth strategy; our significant fixed obligations and substantial indebtedness; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on high daily aircraft utilization; our dependence on the New York and Boston metropolitan markets and the Northeast Corridor of the United States and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns and/or increased labor costs; our reliance on a limited number of suppliers; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year and you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2016 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our December 2016 fourth quarter earnings call, which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

3 3 JetBlue: Driving shareholder value • Prioritizing margin commitment • New leaders to drive change • Implementing structural cost initiatives • Improving operational performance • Revenue management initiatives • Unique business model • 2016 margins show impact of commercial initiatives launched in 2014 • Six profitable focus cities • Strong balance sheet 2017: IMPLEMENTING STRATEGIES TO IMPROVE MARGINS AND ROIC

4 4 JetBlue: Committed to shareholder value 1 2 Targeting value-accretive growth opportunities3 Generating shareholder value through revenue initiatives Structural costs & restyle to drive medium-term earnings improvement

Actions to address RASM performance

Q1 RASM IMPACT vs OTHER AIRLINES GUIDANCE



Calendar
New Transcon (ex Mint)
Puerto Rico / Latin America / Caribbean
Newark / Cuba / West Coast / Other New Mkts

*Chart based on most recent February traffic disclosures

Holiday placement	Expected RASM shift to next quarter equal to +2 pts for JetBlue	2Q17
Capacity Adjustments	Slowed 2017 growth by 1 point	April 2017
	Reduction to schedules in off-peak days and weeks	April 2017
	Reduce redeye flying	April 2017
	Tactical adjustments in growth markets	Ongoing
Revenue Initiatives	Launched ancillary initiatives in early February	Ongoing
	Emphasizing yield via inventory pricing tactics	Ongoing
	Further revenue management of Fare Options Bundles	Ongoing
	Review of revenue management tools and processes	Ongoing

RASM: April, adjusted for Easter, up more than March; 2Q, adjusted for Easter, up more than 1Q

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6 6 Revenue and cost initiatives to drive margins, ROIC and shareholder value REVENUE INITIATIVES 2014 and beyond • Fare options • Co-brand credit cards • Cabin restyling • Mint • Targeted growth COST INITIATIVES 2017 and beyond • Structural cost initiatives • Improving on-time performance JetBlue’s product and cost combination can produce solid margins and returns Delivering on revenue initiatives and implementing cost control initiatives Targeted growth in profitable markets Sustain above-industry average margins

2014 revenue initiatives delivering on expectations

TOOLKIT	INITIATIVES	OVERVIEW
Diverse network	Fare options	• Effective platform for customer segmentation • Dynamic pricing and bundles • Standardized fees in international markets
Profitable Focus Cities	Mint	• Best-in-class cabin driving margins • Improving performance on existing routes • Growing as a proportion of the network
Product and People	Cabin restyling	• Improving economics and improved customer experience • Full A321 fleet completed; A320s begin in 2017
Ample Growth Potential	Credit cards and partnerships	• ~$60m incremental annual earnings benefit by mid 2019 • Successful implementation

Achieving $450 million 2014 commitment

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8 8 JetBlue: Committed to shareholder value 1 2 Targeting value-accretive growth opportunities3 Generating shareholder value through revenue initiatives Structural costs & restyle to drive medium-term earnings improvement

$250-$300m in structural cost savings by 2020

COST CATEGORY	EXPECTED 2020 RUN-RATE SAVINGS	KEY LEVERS DRIVING SAVINGS			
Tech Ops	$100-$125m	Strategic Sourcing	Maintenance Planning	Parts Optimization	Crew Resourcing Model
Corporate	$75-$90m	Strategic Sourcing	Corporate Automation	Crew Resourcing Model	
Airports	$55-$65m	Strategic Sourcing	Customer Self-Service	Capex Governance	
Distribution	~$20m	Channel Strategy	Digital Offering		
TOTAL	$250-$300m				

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10 10 Structural cost program helps mitigate cost escalation in labor and contracts 2017 CASM EX-FUEL HEADWINDS AND TAILWINDS 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Stage Length Salaries, Wages & Benefits, MM&R and Profit Sharing All Other 2017 (Midpoint of Guidance) Unit cost short-term pressures: • Labor • Maintenance • IT agreements CASM ex-fuel CAGR flat to 1% (through 2020) ~1.5pt ~1.0pt ~0.0pt ~2.5%

11 11 Operational performance initiatives will help lower costs Metric YoY Variance (% pts) From A Yr Ago On-time Departures (D0) +7.6 On-Time Arrivals (A0) +7.3 On-Time DOT Arrivals (A14) +3.7 Turn +7.9 Improvements on performance metrics • Reduce overtime expenses • Reduce interrupted trip costs • Reduce voucher compensation ACHIEVING VISIBLE YEAR-OVER-YEAR IMPROVEMENTS ON METRICS

12 12 JetBlue: Committed to shareholder value 1 2 Targeting value-accretive growth opportunities3 Generating shareholder value through revenue initiatives Structural costs & restyle to drive medium-term earnings improvement

13 13 41% 32% 25% NYC Ft. Lauderdale Boston Focused on ROIC-accretive network investments Growth targeted on 3 focus cities • Over last 5 years, over 98% of our growth has been in three of our six focus cities Focused on high-return opportunities • Mint: High ROIC tool that broadens our customer reach • NYC: Using A321s to better leverage high value geography • Boston: Targeted growth plan paying dividends • Ft. Lauderdale: Strong potential for profitable growth INCREMENTAL ASMs, 2011-2016

14 14 RASM (top 3 carriers) Source: US DOT OD1B, T100, Form 41 for YE2Q16 Fort Lauderdale: Strong revenue premium with local focus PERCENT LOCAL TRAFFIC (top 3 carriers) 5.00 7.00 9.00 11.00 13.00 B6 WN NKJBLU LUV SAVE Note: Stage adjusted. Unshaded area reflects estimated ancillary revenue REVENUE PREMIUMS SHOW THAT OUR PRODUCT HAS HIGH POTENTIAL • Revenue premiums vs. competition • Room for growth in the market • More than an inbound leisure market • VFR, leisure, business • Adding Mint service to West Coast flights

15 15 JetBlue: Driving shareholder value 2017: IMPLEMENTING STRATEGIES TO IMPROVE MARGINS AND ROIC • Prioritizing margin commitment • New leaders to drive change • Implementing structural cost initiatives • Improving operational performance • Revenue management initiatives • Unique business model • 2016 margins show impact of commercial initiatives launched in 2014 • Six profitable focus cities • Strong balance sheet